Exhibit 10.76
SIXTH AMENDMENT TO
COMMON SECURITY AND ACCOUNT AGREEMENT

This Sixth Amendment, dated as of November 16, 2021 (the “Sixth Amendment”), amends the Amended and Restated Common Security and Account Agreement, dated as of May 22, 2018 (as amended by the First Amendment, dated as of November 28, 2018, the Second Amendment, dated as of August 30, 2019, the Third Amendment, dated as of November 16, 2020, the Fourth Amendment, dated as of April 1, 2021, Fifth Amendment, dated as of October 8, 2021 and as further amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Company”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors” and, together with the Company, the “Securing Parties”), the Senior Creditor Group Representatives party thereto and that accede thereto from time to time, for the benefit of all Senior Creditors, Société Générale as Intercreditor Agent for the Facility Lenders and any Hedging Banks, Société Générale as Security Trustee, and Mizuho Bank, Ltd. as Account Bank. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Security and Account Agreement.

WHEREAS, in order to more efficiently manage same-day or next day funding needs of the fully operational Project, the Company is seeking the ability to make same-day transfers using either a Withdrawal and Transfer Certificate or electronic banking (or a combination thereof for a certain Account) and certain related administrative changes to the Accounts management terms; and

WHEREAS, pursuant to the Intercreditor Agreement, the Requisite Intercreditor Parties have authorized the Intercreditor Agent to instruct the Security Trustee to amend the Common Security and Account Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Amendments to Common Security and Account Agreement. The Company, the Guarantors and the Security Trustee each agree that the Common Security and Account Agreement is hereby amended by:

(a) amending Section 4.4(b)(i) (Procedures for Deposits and Withdrawals from Accounts) of the Common Security and Account Agreement by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) as set forth below:

be delivered to the Security Trustee and Account Bank (A) if delivered prior to the Project Completion Date, at least two Business Days prior to any withdrawal or transfer from any Account requested by the Company (or the same Business Day in the case of the Second Phase Closing Date or the date of the Initial Advance) and (B) if delivered on or after the Project Completion Date, at least ~~three~~one Business Day~~s~~ prior to any withdrawal or transfer from any Account requested by the Company; provided that, if a transfer is to be made from the Revenue Account to the Operating Account for purposes of meeting cash collateral requirements under Permitted Hedging Instruments, the Withdrawal and Transfer Certificate for such transfer shall be delivered to the Security Trustee and Account Bank by no later than 12:00 p.m. New York time on the date of such transfer;

(b)          amending Section 4.4(b)(iii)(A) (Procedures for Deposits and Withdrawals from Accounts) of the Common Security and Account Agreement by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) as set forth below:

each Account from which a withdrawal or transfer is requested and, for transfers, the relevant Account(s) to which, and/or other Person(s) to whom, such transfer is to be made; provided that, for the avoidance of doubt, any Withdrawal and Transfer Certificate may provide for multiple withdrawals from one or more Accounts and for a transfer or sequence of transfers, and each such withdrawal or transfer will not require a separate Withdrawal and Transfer Certificate;

(c) amending Section 4.4(c) (Procedures for Deposits and Withdrawals from Accounts) of the Common Security and Account Agreement by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) as set forth below:

If, on or prior to the relevant date of withdrawal or transfer, the Security Trustee reasonably believes that a Withdrawal and Transfer Certificate contains an error, the Security Trustee may (but shall have no obligation to do so unless otherwise instructed in accordance with any Finance Documents) object to such withdrawal or transfer by notifying the Company and the Account Bank in writing, following which the Company may make any corrections. If no objections are made, or if the error to which an objection relates to has been corrected, the Account Bank shall pay or transfer the amount(s) specified in the previously received Withdrawal and Transfer Certificate or the corrected Withdrawal and Transfer Certificate, as applicable, by making such payment or transfer no later than the close of business New York time on the date set out in such Withdrawal and Transfer Certificate for such payment, transfer or requested authorization thereof as applicable; provided that if the Account Bank does not receive the corrected certificate by 2:00 p.m. New York time on the ~~at least one Business Day prior to such~~ date of withdrawal or transfer or requested authorization thereof, the Account Bank shall pay or transfer the amount(s) specified by the close of business New York time on the next succeeding Business Day following delivery of such Withdrawal and Transfer Certificate to the Account Bank (except for corrected Withdrawal and Transfer Certificates delivered on the Second Phase Closing Date or the date of Initial Advance, which shall be paid or a transfer shall be made on the same Business Day as receipt).

(d) amending Section 4.4(d)(ii) (Procedures for Deposits and Withdrawals from Accounts) of the Common Security and Account Agreement by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) as set forth below:

In the case of the Equity Proceeds Account, the Revenue Account, the Senior Debt Service Accrual Account, the Disbursement Accounts, the Permitted Finance Costs Reserve Account and the Operating Account, the Company may establish such Accounts with the Account Bank within a system enabling the Company to directly manage withdrawals from such Account (including by electronic wire transfer). For the avoidance of doubt, a Withdrawal and Transfer Certificate shall not be required for withdrawals or transfers from any account for which a system is established pursuant to this sub-clause (ii) other than for the Revenue Account. For any withdrawals or transfers from the Revenue Account, a Withdrawal and Transfer Certificate shall be delivered to the Security Trustee and Account Bank within the timeframes specified in clause (b)(i) above.

(e)     amending Schedule K (Form of Withdrawal and Transfer Certificate) to the Common Security and Account Agreement by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) as shown on Exhibit A hereto.

Section 2. Effectiveness. This Sixth Amendment shall be effective upon (x) the receipt by the Intercreditor Agent of executed counterparts of this Sixth Amendment by the Company and each Guarantor and (y) the execution of this Sixth Amendment by the Intercreditor Agent.

Section 3. Finance Document. This Sixth Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Amended and Restated Common Terms Agreement, dated as of May 22, 2018, as amended by the First Amendment, dated as of November 28, 2018, the Second Amendment, dated as of August 30, 2019, the Third Amendment, dated as of November 8, 2019, the Sixth Amendment, dated as of November 26, 2019, the Fifth Amendment, dated as of November 30, 2020, the Sixth Amendment, dated as of April 1, 2021, the Seventh Amendment, dated as of October 8, 2021, and as further amended, amended and restated, modified or supplemented from time to time, by and among the Securing Parties, Société Générale as the Term Loan Facility Agent, The Bank of Nova Scotia as the Working Capital Facility Agent, each other Facility Agent on behalf of its respective Facility Lenders and Société Générale as the Intercreditor Agent.

Section 4. GOVERNING LAW.    THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 5. Headings. All headings in this Sixth Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 6. Binding Nature and Benefit. This Sixth Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 7. Counterparts. This Sixth Amendment may be executed, manually or electronically, in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Sixth Amendment by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

Section 8. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Security and Account Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

Section 9. Electronic Execution of Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Sixth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic

Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

CHENIERE CORPUS CHRISTI HOLDINGS, LLC, as the Company

By:	/s/ Lisa C. Cohen
	Name:	Lisa C. Cohen
	Title:	Treasurer

CORPUS CHRISTI LIQUEFACTION, LLC, as Guarantor

By:	/s/ Lisa C. Cohen
	Name:	Lisa C. Cohen
	Title:	Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
	Name:	Lisa C. Cohen
	Title:	Treasurer

CORPUS CHRISTI PIPELINE GP, LLC, as Guarantor

By:	/s/ Lisa C. Cohen
	Name:	Lisa C. Cohen
	Title:	Treasurer
SIGNATURE PAGE TO SIXTH AMENDMENT TO
CCH A&R COMMON SECURITY AND ACCOUNT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE, as Security Trustee
By:	/s/ Valerie Colville
Name:	Valerie Colville
Title:	Director
SIGNATURE PAGE TO SIXTH AMENDMENT TO
CCH A&R COMMON SECURITY AND ACCOUNT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Intercreditor Agent, on its own behalf and on behalf of the Intercreditor Parties, solely for purposes of consenting to the Security Trustee's execution of the amendment pursuant to Section 7.2(a)(i) of the Common Security and Account Agreement

By:	/s/ Valerie Colville
Name:	Valerie Colville
Title:	Director
SIGNATURE PAGE TO SIXTH AMENDMENT TO
CCH A&R COMMON SECURITY AND ACCOUNT AGREEMENT